                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2006

ITEM 1: REPORT TO SHAREHOLDERS.
SEMI-ANNUAL REPORT J U N E 3 0 , 2 0 0 6

                   Worldwide Insurance Trust

                              WORLDWIDE EMERGING MARKETS FUND

The information in the shareholder letter represents the personal opinions of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the portfolio manager are as of June 30, 2006, and are subject to change.

Worldwide Emerging Markets Fund

Dear Shareholder:

We are pleased to report that the Initial Class Shares of Van Eck Worldwide Emerging Markets Fund gained 10.79% for the six months ended June 30, 2006. In comparison, emerging markets in general returned 7.33% for the same period, as measured by the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index.1 During this period, we believe that the Fund benefited from successful stock selection, particularly amongst its small- and mid-cap holdings.

Market and Economic Review

When we last reported to you in the shareholder letter in January, emerging markets had enjoyed the rewards of investors’ sanguine appetite for risk, climbing 34.54% in 2005 as measured by the MSCI EMF Index. This momentum accelerated during the first quarter of 2006, propelling the Index to all-time highs in early May. For the period January 1 through the market high on May 8, the Index gained an astonishing 25.93% precipitated by record inflows into emerging market equities. However, the Index, along with most equity markets, changed course on May 10 in reaction to the U.S. Federal Reserve Board’s 16th federal funds rate increase since June 2004 and the accompanying comments from new Chairman Ben Bernanke signaling the possibility of more inflation-fighting measures. The global equity sell-off continued through May and June, although the landscape brightened somewhat following Bernanke’s more dovish comments on future rate hikes at the end of June.

Monetary tightening partly in response to inflationary concerns, was the major global theme as the first half ended. In 2006, by the end of June the Fed had raised U.S. rates four times, the European Central Bank (ECB) had increased rates twice (March and June), and the Bank of Japan was signaling an end to its ZIRP (zero interest rate policy). Investors reacted by moving away from traditionally riskier asset classes, including emerging market equities. The threat of a slowdown in the global economic expansion reduced demand for commodities, and this hurt many of last year’s strongest emerging markets. Further, growing uncertainty over the U.S. consumers’ reactions to higher interest rates and a weakening housing market continued to hang over markets.

Despite the mounting headwinds, it is our belief that the recent market decline in emerging market equities does not presage a significant impairment in the category’s fundamentals. The structural foundations of emerging market economies and companies have vastly improved, thus allowing a strong footing for continued growth. Following the brief sell-off in the second quarter, current valuations appear fairly attractive, given both the massive de-leveraging by emerging market companies in recent years and the power of the long-term domestic-demand story of many emerging markets.

The good news is that emerging market equities significantly outperformed the broader U.S. equity market as measured by the S&P 500 Index2 in the first six months of this year (7.33% versus 2.71%) . However, they lagged the developed international markets as measured by the MSCI EAFE Index3 (+8.50%) . On a regional basis, Latin American markets were the best performers, gaining 10.15% in U.S. dollar terms, followed by the emerging Asian markets (+6.12%) . The markets of Eastern Europe, the Middle East and Africa (EMEA)3 lagged, posting a 2.07% return.

Fund Review

Throughout the first half of 2006, we continued to favor Asia over Latin America and the EMEA markets in terms of regional weightings. In our view, prospects for Asia are very favorable based on comparatively stronger economic growth and better valuations than the EMEA markets, as well as the nascent economic recovery of the region’s key market, Japan.

As of June 30, 2006, the Fund’s six largest country allocations as of June 30, 2006, were South Korea, Taiwan, Brazil, Russia, South Africa, and Hong Kong/China (representing 22.6%, 15.7%, 13.9%, 7.6%, 7.5%, and 7.0% of Fund net assets respectively). For the six months, Russia proved to be the best performer, climbing 33.21%, in U.S. dollar terms.

Worldwide Emerging Markets Fund

South Korean equities (22.6% of Fund net assets as of June 30) as a group performed poorly in the first half, losing 0.10% in U.S. dollar terms, as measured by the KOSPI Index4. The possibility of waning corporate earnings momentum due to rising interest rates and slowing global growth weighed heavily. However, the Fund’s overall stock selection contributed positively to performance. For example, forged component manufacturer Taewoong (1.8% of Fund net assets) remained a top performer based on strong industrial demand for its products, in part from the shipbuilding industry. On the other hand, global electronics and appliance manufacturer, Samsung Electronics Co. Ltd. (3.3% of Fund net assets), experienced share price declines in response to disappointing first quarter earnings.

Taiwanese equities (15.7% of Fund net assets as of June 30) also underperformed other Asian markets in the first half, returning 4.47%% in U.S. dollar terms, as measured by the Taiwan Weighted Price Index. Cognizant of the weakness in domestic demand, the Taiwanese central bank kept interest rates low. Going forward, flexibility is likely to be constrained by rising inflation and the widening discount between Taiwanese and U.S. rates. Despite the market’s weakness, we increased the Fund’s allocation, as select investments have proved to be credible additions. One such position is Catcher Technology (1.9% of Fund net assets), a major component supplier, producing metallic parts for handheld electronics such as portable digital music players, laptop notebooks and cell phones.

The Fund maintained an overweight exposure to Hong Kong/China equities (7.0% of Fund net assets as of June 30), which proved beneficial. Hong Kong stocks and Hong Kong-listed Chinese stocks performed well, as healthy growth persisted. The Hang Seng Index rose 11.70% in U.S. dollar terms in the first half. At the end of April, the central bank of China announced an increase of 27 basis points in its one-year lending rate – its first hike in 18 months. The previous rate increase (also 27 basis points) was in October 2004 and had been the first rate increase in nine years. Combined with a number of administrative measures, this tightening of liquidity was aimed at cooling the economy, particularly China’s red-hot real estate market. Despite Hong Kong/China’s favorable market performance, your Fund’s stock selection in this region did not prove beneficial. For example, shares of the Hong Kong-listed consumer products manufacturer Techtronic Industries (1.6% of Fund net assets) declined after the company issued a profit warning in early January stemming from the decision of a major customer to reduce its inventory.

Although Indian equities (3.7% of Fund net assets as of June 30) performed well for most of 2005 and into this year’s first quarter, the market sold off dramatically in May and June, as many investors sought to lock in profits following the extended period of outperformance. Still, the Sensex (the Bombay Exchange Sensitive Index) managed to gain 11.30% in U.S. dollar terms during the six months. We view the recent sell-off as an opportunity to find additional Indian investment candidates for the Fund, given that the longer-run growth prospects for the Indian economy are hard to ignore.

In Singapore (2.6% of Fund net assets as of June 30), Ezra Holdings (1.2% of Fund net assets) was a substantial contributor to the Fund’s outperformance for the period. Ezra Holdings’ main activity is the provision of offshore support vessels and services to the oil and gas industry.

With Indonesian stocks climbing 21.27% in U.S. dollar terms in the first half, the Fund benefited from an overweight position (2.5% of Fund net assets as of June 30). Stocks were supported by better export growth, a stronger currency and a controllable — albeit comparatively high — level of inflation. PT Berlian Laju Tanker (1.5% of Fund net assets), Indonesia’s largest shipping company by market value, was one of the Fund’s notable performers. In 2005 alone, the company added 11 new ships, and it has further plans for expansion this year. The company is expected to benefit from rising demand from China and India, the world’s two fastest growing markets for oil and chemicals.

Worldwide Emerging Markets Fund

Benefiting the Fund’s relative performance was an overweight exposure to the strong-performing Brazilian equity market (13.9% of Fund net assets as of June 30), which rose 17.54% in U.S. dollar terms. The Brazilian economy has been a noteworthy performer and is on pace to end the year with the unusual combination of economic growth and low inflation. Despite an increase in wages and employment, price indices have been decelerating at a greater rate than expected. Favorable economic data, accompanied with falling domestic interest rates, should create a constructive campaign platform for President Lula da Silva’s re-election hopes in the second half of 2006. Benefiting from record high energy prices, integrated oil company Petroleo Brasileiro SA (Petrobras, 6.1% of Fund net assets) was a significantly positive performer for the Fund. Production levels should remain strong given the inauguration of two new deep-water platforms, and in June the company forecast robust growth through the year 2015. In addition, the Brazilian holding company Investimentos Itau SA (Itausa, 1.7% of Fund net assets) was a solid performer; through its subsidiaries, it is principally involved in banking.

We slightly reduced the Fund’s allocation to Mexican equities (3.8% of Fund net assets as of June 30) during the period, and this proved beneficial. Equity performance was clouded by the uncertainty over Mexico’s hotly contested Presidential election held on July 2. Right-of-center candidate Felipe Calderon eventually prevailed, by a mere half a percentage point, over the populist former mayor of Mexico City, Andres Manuel Lopez Obrador.

Russian equities climbed 33.21% in the first half, and we continued to increase the Fund’s exposure throughout the period (7.6% of Fund net assets as of June 30). Integrated oil giant LUKOIL (4.6% of Fund net assets) continued to be a solid performer benefiting from crude oil prices hovering near record highs.

Large current account deficits caused significant currency deterioration in South Africa (7.5% of Fund net assets as of June 30) and Turkey (2.0% of Fund net assets). South Africa’s central bank unexpectedly raised its key interest rate on June 8, the first increase in three years. Consequently, shares of diversified financial services company FirstRand (2.2% of Fund net assets) suffered as higher borrowing costs hurt demand for loans and mortgages. Partially offsetting this loss was a positive performance from Turkey’s Enka Insaat ve Sanayi (1.2% of Fund net assets). In part due to its foreign currency earnings, Enka Insaat outperformed a dismal Turkish market (which fell 22.74% in U.S. dollar terms). In Turkey, inflation has increased more than expected, thus prompting the government to admit that it is not likely to meet this year’s inflation target.

The Fund’s holdings in Israeli equities were sold by June 30, primarily driven by stock specific issues. Nevertheless, from a macro-viewpoint the newly-elected government coalition may have trouble maintaining fiscal discipline in the near term. Coalition partners have made many demands, such as an increase in welfare spending and higher minimum wages, which could increase the government’s budget and adversely impact the performance of industrial companies.

Finally, we initiated a position in Africa’s most populous country, Nigeria (0.2% of Fund net assets as of June 30), in the first half. Guaranty Trust Bank (0.2% of Fund net assets as of June 30) has performed well since our purchase. We are confident that it stands to benefit as the banking sector consolidates and makes further inroads into Nigeria’s very large, yet informal economy.

* * *

At this writing, we remain cautiously optimistic for emerging market equities as we look forward. Valuations generally appear reasonable, the U.S. Federal Reserve Board tightening cycle appears to be nearing a halt, and macroeconomic conditions in emerging markets remain sound. With many countries benefiting from current account surpluses, growing domestic demand and prudent fiscal and monetary policies, the appeal of the asset class remains strong. At the same time, the pace of global economic growth and the relative

Worldwide Emerging Markets Fund

strength of commodity prices will be critical factors to monitor. With this said, we would expect gains from emerging market equities to remain positive but modest in the months ahead.

Given this view, we intend to maintain the Fund’s sizable allocation to the Brazilian market heading into the second half of the year, as we expect domestic demand to be supported by additional interest rate cuts. Elsewhere, we intend to maintain the Fund’s overweighted position in Hong Kong/China, given that economic prospects still appear favorable and valuations reasonable. Further relative underperformance of the Indian market may prompt an increase in exposure there. We will, of course, continue our strategy of trying to find value throughout the emerging markets and to identify those pockets of potential in what we see as one of the most exciting investment arenas.

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are less liquid and more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk because of political and economic uncertainty, exaggeration of price movements due to leverage, interest rate changes and market fluctuation. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your participation in the Van Eck Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager

July 18, 2006

Worldwide Emerging Markets Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. “Free” indicates that the Index includes only those securities available to foreign (e.g. U.S.) investors.

2 The Standard & Poor’s (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index

(stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

3 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

4 All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices, and reflect the reinvestment of any dividends if applicable. For example, the South Korean market is measured by the Korean Composite Index (KOSPI).

Worldwide Emerging Markets Fund

Geographical Weightings*
as of June 30, 2006 (unaudited)

Sector Breakdown*
as of June 30, 2006 (unaudited)

Industrial	21.4%
Energy	15.3%
Consumer, Cyclical	14.9%
Technology	14.7%
Financial	13.5%
Communications	6.3%
Basic Materials	4.9%
Diversified	3.2%
Utilities	2.0%
Consumer, Non-Cyclical	1.5%
Cash/Equivalents Plus Other Assets
Less Liabilities	2.3%

* Percentage of net assets.
Portfolio is subject to change.

Worldwide Emerging Markets Fund
Top Ten Equity Holdings as of June 30, 2006* (unaudited)

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 6.1%)

Petrobras explores for, produces, refines, transports, and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

LUKOIL
(Russia, 4.6%)

LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels, and other petroleum products. LUKOIL operates refineries, and gasoline filling stations in Russia and the United States. The company transports oil through pipelines, and petroleum products with its fleet of ships.

Samsung Electronics Co. Ltd.
(South Korea, 3.3%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment, such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

Kookmin Bank
(South Korea, 3.3%)

Kookmin Bank provides various commercial banking services, such as deposits, credit cards, trust funds, foreign exchange transactions, and corporate finance. The Bank also offers Internet banking services.

Cia Vale do Rio Doce (CVRD)
(Brazil, 3.0%)

Cia Vale do Rio Doce produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

HON HAI Precision Industry Co. Ltd.
(Taiwan, 2.6%)

HON HAI Precision manufactures and assembles a broad range of products for the computer and communications industries, including personal computer (PC) connectors and cable assemblies used in desktop PCs and PC servers.

SFA Engineering Corp.
(South Korea, 2.6%)

SFA Engineering’s principal activities are manufacturing and servicing technologies in factory automation and logistic management systems. The company focuses on key production and distribution attributes including quality control, communications, highly reliable production, system engineering and precision processing.

Hyundai Mobis
(South Korea, 2.4%)

Hyundai Mobis manufactures and markets automotive parts and equipment both for auto assembly and the after-sales market.

FirstRand Ltd.
(South Africa, 2.2%)

FirstRand provides diverse financial services in the areas of retail, corporate, investment and merchant banking, life insurance, employee benefits, health insurance and asset and property management. The banking and insurance activities of the group are consolidated in the wholly owned subsidiaries FirstRand Bank Holdings Limited and Momentum Group Limited.

Mahindra & Mahindra Ltd.
(India, 2.0%)

Mahindra & Mahindra manufactures automobiles, farm equipment and automotive components. The company’s automobile products include light-, medium- and heavy-commercial vehicles, multi-utility vehicles and passenger cars. Its farm equipment sector designs, develops, manufactures and markets tractors, servicing the Indian market.

*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Worldwide Emerging Markets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2006-
		January 1, 2006	June 30, 2006	June 30, 2006

Initial Class	Actual	$1,000.00	$1,107.90	$7.16
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.85

Class R1	Actual	$1,000.00	$1,108.00	$7.21
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2006) of 1.37% on the Initial Class shares and 1.38% on the Class R1 shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)

Worldwide Emerging Markets Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited)

	No. of		Value
Country	Shares	Securities	(Note 1)

	Common Stocks:
	ARGENTINA 1.6%
	220,000	Inversiones y Representaciones
		S.A. (GDR)†	$2,470,600
	35,000	Tenaris S.A. (ADR)	1,417,150

			3,887,750

	BRAZIL 12.3%
	100,000,000	AES Tiete S.A.	2,400,850
	269,532	Cia Vale do Rio Doce	5,485,466
	32,000	Guararapes Confeccoes S.A.	1,167,182
	1,048,837	Investimentos Itau S.A.	4,222,660
	150,000	Petroleo Brasileiro S.A. (ADR)	13,396,500
	208,000	Saraiva S.A. Livreiros Editores	1,949,490
	115,000	Vivax S.A.†	1,627,384

			30,249,532

	CHINA 0.6%
	1,230,000	Weiqiao Textile Co.#	1,577,908

	EGYPT 0.4%
	25,000	Orascom Telecom Holding SAE
		(GDR)# R	1,019,351

	HONG KONG 6.4%
	3,120,000	Chen Hsong Holdings#	1,670,277
	5,997,000	CNOOC Ltd.#	4,817,234
	1,140,000	Kingboard Chemical Holdings
		Ltd.#	3,212,468
	1,026,000	Lifestyle International Holdings
		Ltd.#	1,875,262
	440,000	Midland Holdings Ltd.#	195,584
	2,965,000	Techtronic Industries Co.#	4,010,890

			15,781,715

	HUNGARY 0.9%
	80,000	OTP Bank PCL#	2,266,219

	INDIA 3.7%
	55,000	Bharat Electronics Ltd.#	1,286,855
	45,000	Infosys Technologies Ltd.#	3,010,959
	360,000	Mahindra & Mahindra Ltd.#	4,875,938

			9,173,752

	INDONESIA 2.5%
	19,714,000	Berlian Laju Tanker Tbk PT#	3,684,450
	2,000,000	Perusahaan Gas Negara
		Tbk PT#	2,433,067

			6,117,517

	MALAYSIA 1.8%
	500,000	KNM Group BHD#	816,333
	895,000	MAA Holdings BHD#	757,082
	1,500,000	Media Prima BHD†	661,314
	132,920	Multi-Purpose Holdings
		BHD Rights (MYR 1.00,
		expiring 2/26/09)†	7,596
	595,000	Transmile Group BHD	2,072,663

			4,314,988

	MEXICO 3.8%
	50,000	America Movil S.A. de C.V.
		(ADR)	1,663,000
	798,500	Corporacion GEO, S.A.
		de C.V. (Series B)†	2,645,884
	30,000	Fomento Economico Mexico
		S.A. (ADR)	2,511,600
	905,000	Grupo Financiero Banorte
		S.A. de C.V.	2,098,666
	187,500	Urbi Desarrollos Urbanos S.A.
		de C.V.†	434,807

			9,353,957

	NIGERIA 0.2%
	3,999,990	Guaranty Trust Bank	443,301

	PANAMA 1.3%
	140,000	Copa Holdings S.A. (ADR)	3,171,000

	PHILIPPINES 0.8%
	506,400	SM Investments Corp.#	2,042,257

	RUSSIA 7.6%
	135,000	LUKOIL (ADR)	11,286,000
	85,000	OAO Gazprom (ADR)	3,562,327
	285,000	Ritek (USD)#	2,364,989
	200,000	TNK-BP Holding (USD)	540,000
	5,000	Vismpo-Avisma Corp. (USD)†#	951,669

			18,704,985

	SINGAPORE 2.6%
	2,400,000	Citiraya Industries Ltd.†#	—
	2,190,000	Ezra Holdings Ltd.#	3,064,994
	2,151,000	First Engineering Ltd.#	1,170,880
	550,000	Goodpack Ltd.†#	567,723
	31,250	Goodpack Ltd. Warrants
		(SGD 1.00, expiring
		4/13/07	11,253
	2,400,000	Tat Hong Holdings Ltd.#	1,599,607

			6,414,457

See Notes to Financial Statements

Worldwide Emerging Markets Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited) (continued)

	No. of		Value
Country	Shares	Securities	(Note 1)

SOUTH AFRICA 7.5%
	501,000	African Bank Investments Ltd.# $	$1,955,402
	240,000	Bidvest Group Ltd.#	3,294,935
	2,269,200	FirstRand Ltd.#	5,315,000
	175,000	Naspers Ltd.#	2,974,448
	390,000	Spar Group Ltd.#	1,875,392
	150,000	Standard Bank Group Ltd.#	1,603,182
	115,775	Sun International Ltd.#	1,349,677

		18,368,036

SOUTH KOREA 22.6%
	38,000	Core Logic, Inc.#	1,098,454
	209,806	From30 Co. Ltd.†#	1,568,846
	77,000	Hynix Semiconductor, Inc.†#	2,488,712
	69,500	Hyundai Mobis#	5,871,669
	32,000	Hyundai Motor Co.#	2,716,338
	100,800	Hyunjin Materials Co. Ltd.†#	1,456,278
	137,250	Kenertec Co. Ltd.#	902,737
	99,000	Kookmin Bank#	8,156,817
	60,000	LS Industrial Systems Co. Ltd.#	2,105,973
	120,000	Meritz Fire & Marine Insurance
		Co. Ltd.#	713,519
	125,000	Phicom Corp.#	1,479,396
	12,950	Samsung Electronics Co. Ltd.#	8,219,469
	181,000	SFA Engineering Corp.#	6,327,478
	5,550	Shinsegae Co. Ltd.#	2,778,477
	177,510	STX Shipbuilding Co Ltd.#	1,905,216
	210,157	Taewoong Co. Ltd.#	4,344,484
	125,000	Woori Finance holdings Co.
		Ltd.#	2,346,699
	150,000	YNK KOREA, Inc.†#	953,643

		55,434,205

TAIWAN 15.7%
	1,034,751	Advantech Co. Ltd.#	2,965,660
	2,834,671	Asia Vital Components Co. Ltd.#	1,416,473
	440,000	Catcher Technology Co. Ltd.#	4,654,530
	3,750,000	Formosa Taffeta Co. Ltd.#	1,963,196
	330,000	Foxconn Technology Co. Ltd.#	2,647,591
	1,440,090	Gemtek Technology Corp.#	2,491,948
	150,000	High Tech Computer Corp.#	4,123,183
	1,045,103	HON HAI Precision Industry
		Co. Ltd.#	6,452,572
	4,060,000	King Yuan Electronics Co. Ltd.#	3,401,070
	158,000	MediaTek, Inc.#	1,462,477
	510,744	Novatek Microelectronics Corp.
		Ltd.#	2,476,006
	1,750,000	Uni-President Enterprises
		Corp.#	1,524,018
	1,850,000	Zyxel Communications Corp.#	3,031,224

		38,609,948

THAILAND 1.8%
	605,000	Bangkok Bank PCL#	1,621,234
	6,689,760	Minor International PCL	1,658,401
	668,976	Minor International PCL
		Warrants (THB 6.00,
		expiring 3/29/08)†	85,991
	205,000	Siam Cement PCL#	1,151,941

			4,517,567

TURKEY 2.0%
	419,999	Enka Insaat ve Sanayi A.S.#	3,051,325
	1,249,999	GSD Holding†#	1,091,194
	141,249	Haci Omer Sabanci Holding
		A.S.#	376,380
	98,000	Selcuk Ecza Deposu Ticaret
		ve Sanayi A.S.†	287,343

			4,806,242

Total Common Stocks 96.1%
(Cost: $158,236,061)			236,254,687

Preferred Stocks:
BRAZIL 1.6%
	96,000	Cia Vale do Rio Doce (ADR)	1,975,680
	77,600	Petroleo Brasileiro S.A.	1,547,056
	125,000	Randon Participacoes S.A.	410,915

Total Preferred Stocks 1.6%
(Cost: $7,886,943)			3,933,651

See Notes to Financial Statements

Worldwide Emerging Markets Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited) (continued)

Principal	Date of	Interest	Value
Amount	Maturity	Rate	(Note 1)

Short-Term Obligations 2.0%
Repurchase Agreement (Note 11):
Purchased on 6/30/06;
Maturity value $5,037,805
(with State Street Bank
& Trust Co., collateralized
by $5,280,000 Federal Home
Loan Bank 4.375% due
9/17/10 with a value of
$5,138,058)
(Cost: $5,036,000)	7/3/06	4.30%	$5,036,000

Total Investments 99.7%
(Cost: $171,159,004)			245,224,338

Other assets less liabilities 0.3%			685,109

Net Assets 100.0%			$245,909,447

Summary of	% of
Investments by Sector	Net Assets

Basic Materials	4.9%
Communications	6.3%
Consumer, Cyclical	14.9%
Consumer, Non-Cyclical	1.5%
Diversified	3.2%
Energy	15.3%
Financial	13.5%
Industrial	21.4%
Technology	14.7%
Utilities	2.0%
Short-Term Obligations	2.0%
Other Assets Less Liabilities	0.3%

100.0%

Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt
MYR-Malaysian Ringgit
SGD-Singapore Dollar
THB-Thai Baht
USD-United States Dollar

† - Non-income producing
# - Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $168,976,259 which represented
68.7% of net assets.
R - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities are considered liquid and the market value amounted to $1,091,351 or 0.4% of total net assets.

Restricted securities held by the Fund are as follows:
					Value
	Acquisition		Acquisition		as % of
Security	Date	Shares	Cost	Value	Net Assets

Orascom Telecom Holding SAE	8/24/05	25,000	1,124,500	$1,091,351	0.4%

Worldwide Emerging Markets Fund

Statement of Assets and Liabilities
June 30, 2006 (unaudited)

Assets:
Investments, at value (cost $171,159,004) (Note 1)	$245,224,338
Cash	29
Foreign currency (cost: $3,056,716)	3,034,626
Receivables:
Securities sold	91,706
Capital shares sold	766,152
Dividends and interest	338,826
Prepaid expenses and other assets	42,210

Total assets	249,497,887

Liabilities:
Payables:
Securities purchased	2,231,570
Capital shares redeemed	666,471
Due to Adviser	230,487
Due to Trustees	36,574
Accrued expenses	423,338

Total liabilities	3,558,440

Net Assets	$245,909,447

Initial Class Shares:
Net Assets	$183,180,138

Shares outstanding	9,230,909

Net asset value, redemption and offering price per share	$19.84

Class R1 Shares:
Net Assets	$62,729,309

Shares outstanding	3,164,245

Net asset value, redemption and offering price per share	$19.82

Net Assets consist of:
Aggregate paid in capital	$137,902,933
Unrealized appreciation of investments and foreign currency transactions	73,765,630
Undistributed net investment income	676,607
Undistributed net realized gain	33,564,277

$245,909,447

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Operations
Six Months Ended June 30, 2006 (unaudited)

Income (Note 1):
Dividends (net of foreign taxes withheld of $218,317)		$2,384,410
Interest		364,851

Total income		2,749,261

Expenses:
Management (Note 2)	$1,395,358
Custodian	234,555
Insurance	87,084
Professional	71,166
Report to shareholders	53,888
Trustees’ fees and expenses	34,966
Transfer agency - Initial Class Shares	6,809
Transfer agency - R1 Class Shares	6,111
Interest (Note 10)	1,486
Other	24,670

Total expenses	1,916,093
Expenses assumed by the Adviser (Note 2)	(1,813)

Net expenses		1,914,280

Net investment income		834,981

Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain from security transactions		36,343,101
Realized loss from foreign currency transactions		(74,833)
Change in unrealized appreciation of investments		(7,346,495)
Change in unrealized appreciation of foreign denominated assets and liabilities		(12,369)

Net realized and unrealized gain on investments		28,909,404

Net Increase in Net Assets Resulting from Operations		$29,744,385

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
	2006	2005

	(unaudited)
Change in Net Assets From:
Operations:
Net investment income	$834,981	$2,318,878
Realized gain from security transactions	36,343,101	34,711,410
Realized loss from forward currency contracts and foreign currency transactions	(74,833)	(705,682)
Change in unrealized appreciation of investments	(7,346,495)	24,255,867
Change in unrealized appreciation of foreign denominated assets and liabilities	(12,369)	(15,667)

Net increase in net assets resulting from operations	29,744,385	60,564,806

Distributions to shareholders from:
Net investment income
Initial Class Shares	(1,321,301)	(1,381,136)
Class R1 Shares	(396,892)	(252,304)

	(1,718,193)	(1,633,440)

Net realized gains
Initial Class Shares	(20,803,043)	—
Class R1 Shares	(6,248,813)	—

	(27,051,856)	—

Total distributions	(28,770,049)	(1,633,440)

Capital share transactions*:
Proceeds from sales of shares
Initial Class Shares	27,469,715	33,826,927
Class R1 Shares	16,890,301	33,366,527
Reimbursement from Adviser (Note 13)	—	140,145

	44,360,016	67,333,599

Reinvestment of distributions
Initial Class Shares	22,124,344	1,381,136
Class R1 Shares	6,645,705	252,304

	28,770,049	1,633,440

Cost of shares reacquired
Initial Class Shares	(66,567,869)	(54,488,928)
Class R1 Shares	(15,957,792)	(14,879,770)
Redemption fees	34,168	16,421

	(82,491,493)	(69,352,277)

Net decrease in net assets resulting from capital share transactions	(9,361,428)	(385,238)

Total increase (decrease) in net assets	(8,387,092)	58,546,128
Net Assets:
Beginning of year	254,296,539	195,750,411

End of period (including undistributed net investment
income of $676,607 and $1,634,652 respectively)	$245,909,447	$254,296,539

* Shares of Beneficial Interest Issued and Reacquired (unlimited number of
$.001 par value shares authorized):-
Initial Class Shares:
Shares sold	1,338,678	2,013,780
Reinvestment of distributions	1,110,660	88,876
Shares reacquired	(3,167,822)	(3,322,230)

Net decrease	(718,484)	(1,219,574)

Class R1 Shares:
Shares sold	819,251	2,020,334
Reinvestment of distributions	333,955	16,236
Shares reacquired	(815,154)	(913,491)

Net increase	338,052	1,123,079

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:
				Initial Class				Class R1 Shares

										For the
										Period
	Six Months							Six Months		May 1, 2004*
	Ended		Year Ended December 31,					Ended	Year Ended	through
	June 30,							June 30,	December 31,	December 31,
	2006		2005	2004	2003	2002	2001	2006	2005	2004

	(unaudited)							(unaudited)
Net Asset Value,
Beginning of Period	$19.91		$15.21	$12.15	$7.89	$8.15	$8.29	$19.89	$15.21	$11.94

Income (Loss) From
Investment Operations:
Net Investment ncome	0.07		0.20	0.15	0.13	0.04	0.08	0.06	0.17	0.06
Net Realized and Unrealized
Gain (Loss) on Investments	2.08		4.63	2.98	4.14	(0.28)	(0.22)	2.09	4.64	3.21

Total from Investment Operations	2.15		4.83	3.13	4.27	(0.24)	(0.14)	2.15	4.81	3.27

Less Distributions from:
Net Investment Income	(0.13)		(0.13)	(0.07)	(0.01)	(0.02)	—	(0.13)	(0.13)	—
Distributions from capital gains	(2.09)		—	—	—	—	—	(2.09)	—	—

Total Distributions	(2.22)		(0.13)	(0.07)	(0.01)	(0.02)	—	(2.22)	(0.13)	—

Redemption fees	—	(c)	— (c)	— (c)	—	—	—	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$19.84		$19.91	$15.21	$12.15	$7.89	$8.15	$19.82	$19.89	$15.21

Total Return (a)	10.79%		32.00%	25.89%	54.19%	(3.02)%	(1.69)%	10.80%	31.86%	27.39%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$183,180		$198,077	$169,845	$176,308	$149,262	$134,424	$62,729	$56,219	$25,906
Ratio of Gross Expenses
to Average Net Assets	1.37	%(d)	1.35%	1.39%	1.43%	1.36%	1.30%	1.39% (d)	1.38%	1.52%(d)
Ratio of Net Expenses
to Average Net Assets (b)	1.37	%(d)	1.34%	1.36%	1.34%	1.33%	1.30%	1.38% (d)	1.36%	1.39%(d)
Ratio of Net Investment Income
to Average Net Assets ( c)	0.60	%(d)	1.09%	1.07%	1.27%	0.39%	1.04%	0.60% (d)	1.04%	1.27%(d)
Portfolio Turnover Rate	28%		65%	81%	63%	125%	135%	28%	65%	81%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dis-
tributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.30%, 1.30% and 1.28% for the Initial Class Shares for the years ended December 31, 2003, 2002 and 2001, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred dur-
ing those periods were excluded.
(c)	Amount represents less tan $0.01 per share.
(d)	Annualized

* Inception date of Class R1 Shares.
See Notes to Financial Statements

Worldwide Emerging Markets Fund

Notes to Financial Statements (unaudited)

Note 1—Significant Accounting Policies—Van Eck Worldwide Insurance Trust (the “Trust”), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Worldwide Emerging Markets Fund (the “Fund”) is a diversified fund of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class, and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market

Worldwide Emerging Markets Fund

Notes To Financial Statements (unaudited) (continued)

price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There were no written options outstanding at June 30, 2006.

Futures Contracts—The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures contracts outstanding at June 30, 2006.

Note 2—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1.00% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 2004 through April 30, 2005 and 1.40% from May 1, 2005 through April 30, 2007. For the six months ended June 30, 2006, the Adviser assumed expenses in the amount of $1,813. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 3—Investments— For the six months ended June 30, 2006, purchases and sales of securities, other than U.S. government securities and short-term obligations, aggregated $71,814,493 and $101,629,053 respectively.

The identified cost of investments owned at June 30, 2006 was $171,159,004 and net unrealized appreciation aggregated $74,065,334 of which $85,868,420 related to appreciated securities and $11,803,086 related to depreciated securities.

Note 4—Income Taxes—The tax character of distributions paid to shareholders were as follows:

	During the Six	During the Year
	Months Ended	Ended
	June 30, 2006	December 31, 2005

Ordinary income	$4,857,449	$1,633,440
Long term capital gains	23,912,600	—

Total	$28,770,049	$1,633,440

Note 5—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The aggregate shareholder accounts of a single insurance company own approximately 78% of the Initial Class shares and approximately 99% of the Class R1 shares.

Note 6—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 7—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2006, the Fund had no forward foreign currency contracts outstanding.

Note 8—Trustee Deferred Compensation Plan—The Trust established a Deferred Compensation Plan (the “Plan”) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees and are reflected in the accompanying Statement of Assets and Liabilities.

Note 9—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk.

Worldwide Emerging Markets Fund

Notes To Financial Statements (unaudited) (continued)

Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. There were no outstanding equity swaps at June 30, 2006.

Note 10—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Trust and the Van Eck Funds, at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Trust and the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2006, there were no borrowings by the Fund under the Facility.

Note 11—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligations, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 12—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 13—Reimbursement from Adviser—During 2005, the Adviser reimbursed the Fund $140,145 in connection with dividends paid in January 2003 to shareholders redeeming on the day between record date and ex-dividend date.

Van Eck Worldwide Insurance Trust

Worldwide Bond Fund

Worldwide Emerging Markets Fund

Worldwide Hard Assets Fund

Worldwide Real Estate Fund

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a Fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information furnished for the meetings of the Board held on June 13 and 14, 2006 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;
  The Adviser’s consolidated financial statements for the past 3 fiscal years;
  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;
  An independently prepared report comparing the management fees and non- investment management expenses of each Fund during its fiscal year ended December 31, 2005 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);
  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2005 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;
  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;
  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

          performing investment functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;
  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and
  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the SEC, the NASD and the office of the New York Attorney General (“NYAG”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the SEC, the NYAG and the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition,

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized four-year period ended December 31, 2005; (2) the Adviser has agreed to waive from May 2006 through April 2007 a portion of its management fee such that the Fund’s overall expense ratio will be capped at 1.10%; and (3) the Fund’s expense ratio, while higher than the median for its Peer Group, is within the range of expense ratios for its Peer Group and is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two-through five-year periods ended December 31, 2005; (2) the Adviser has agreed to waive, and will continue to waive through April 2007, a portion of its management fee; and (3) the Fund’s overall management fee and expense ratio, net of fee waivers, were lower than the median for its Peer Group.

Worldwide Hard Assets Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one- through five-year periods ended December 31, 2005 and was in the top quintile of its Performance Universe for the annualized one- through four-year periods ended December 31, 2005; (2) the Adviser has agreed to waive from May 2006 through April 2007 a portion of its management fee such that the Fund’s overall expense ratio will be capped at 1.20%; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average, and was in the top quintile for its Performance Universe, for the annualized one- through three-year periods ended December 31, 2005; (2) the Adviser has agreed to waive, and will continue to waive through April 2007, a portion of its management fee; (3) the Fund’s overall management fee during 2005, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale, and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

See Notes to Financial Statements

Van Eck Worldwide Insurance Trust
Worldwide Emerging Markets Fund

On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

1. To elect the following nominees as Trustees

Richard C. Cowell
Affirmative	10,876,663.192	85.042%	95.621%
Withhold	498,056.004	3.894%	4.379%
TOTAL	11,374,719.196	88.936%	100.000%

Jon Lukomnik
Affirmative	11,128,421.099	87.010%	97.835%
Withhold	246,298.097	1.926%	2.165%
TOTAL	11,374,719.196	88.936%	100.000%

David J. Olderman
Affirmative	10,973,307.015	85.798%	96.471%
Withhold	401,412.181	3.138%	3.529%
TOTAL	11,374,719.196	88.936%	100.000%

Ralph F. Peters
Affirmative	10,885,633.926	85.112%	95.700%
Withhold	489,085.270	3.824%	4.300%
TOTAL	11,374,719.196	88.936%	100.000%

Wayne H. Shaner
Affirmative	10,995,353.190	85.970%	96.665%
Withhold	379,366.006	2.966%	3.335%
TOTAL	11,374,719.196	88.936%	100.000%

R. Alastair Short
Affirmative	10,997,680.323	85.988%	96.685%
Withhold	377,038.873	2.948%	3.315%
TOTAL	11,374,719.196	88.936%	100.000%

Richard D. Stamberger
Affirmative	10,945,486.541	85.580%	96.226%
Withhold	429,232.655	3.356%	3.774%
TOTAL	11,374,719.196	88.936%	100.000%

Van Eck Worldwide Insurance Trust
Worldwide Emerging Markets Fund

			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

2. To modify or eliminate fundamental investment restrictions to modernize the investment restrictions of the Funds;

(2A)	Borrowing
Affirmative		10,784,606.145	84.322%	94.812%
Against		333,682.129	2.609%	2.934%
Abstain		256,430.922	2.005%	2.254%
TOTAL		11,374,719.196	88.936%	100.000%

(2B)	Underwriting
Affirmative		10,815,523.993	84.564%	95.084%
Against		295,227.411	2.308%	2.595%
Abstain		263,967.792	2.064%	2.321%
TOTAL		11,374,719.196	88.936%	100.000%

(2C)	Lending
Affirmative		10,768,849.578	84.199%	94.674%
Against		349,438.696	2.732%	3.072%
Abstain		256,430.922	2.005%	2.254%
TOTAL		11,374,719.196	88.936%	100.000%

(2D)	Senior securities
Affirmative		10,794,996.053	84.403%	94.903%
Against		323,292.221	2.528%	2.843%
Abstain		256,430.922	2.005%	2.254%
TOTAL		11,374,719.196	88.936%	100.000%

(2E)	Real estate
Affirmative		10,820,650.994	84.604%	95.129%
Against		297,637.280	2.327%	2.617%
Abstain		256,430.922	2.005%	2.254%
TOTAL		11,374,719.196	88.936%	100.000%

(2F)	Real estate limited partnerships, oil, gas, and minerals
Affirmative		10,797,357.558	84.422%	94.924%
Against		320,930.716	2.509%	2.822%
Abstain		256,430.922	2.005%	2.254%
TOTAL		11,374,719.196	88.936%	100.000%

Van Eck Worldwide Insurance Trust
Worldwide Emerging Markets Fund

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

(2G)	Investing for the purposes of exercising control
Affirmative	10,772,464.146	84.227%	94.705%
Against	345,824.128	2.704%	3.041%
Abstain	256,430.922	2.005%	2.254%
TOTAL	11,374,719.196	88.936%	100.000%

(2H)	Commodities
Affirmative	10,794,416.674	84.399%	94.898%
Against	323,871.600	2.532%	2.848%
Abstain	256,430.922	2.005%	2.254%
TOTAL	11,374,719.196	88.936%	100.000%

(2I)	Concentration
Affirmative	10,812,954.899	84.544%	95.061%
Against	305,333.375	2.387%	2.685%
Abstain	256,430.922	2.005%	2.254%
TOTAL	11,374,719.196	88.936%	100.000%

(2J)	Diversification
Affirmative	10,812,675.372	84.542%	95.059%
Against	305,612.902	2.389%	2.687%
Abstain	256,430.922	2.005%	2.254%
TOTAL	11,374,719.196	88.936%	100.000%

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  August 28, 2006
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  August 28, 2006
      ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  August 28, 2006
      ---------------